      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 17, 2001
                                                      REGISTRATION NO. 333-_____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                 ----------------------------------------------

                              DIGIMARC CORPORATION
             (Exact name of Registrant as Specified in Its Charter)

                 ----------------------------------------------

                  DELAWARE                           93-1170830
      (State or Other Jurisdiction                (I.R.S. Employer
    of Incorporation or Organization)             Identification No.)

                        19801 S.W. 72ND AVENUE, SUITE 100
                             TUALATIN, OREGON 97062
                    (Address of Principal Executive Offices)

             DIGIMARC CORPORATION RESTATED 1999 STOCK INCENTIVE PLAN
                       Digimarc Corporation 1999 Employee
                              Stock Purchase Plan
                            (Full Title of the Plan)

                 ----------------------------------------------

                                   BRUCE DAVIS
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              DIGIMARC CORPORATION
                        19801 S.W. 72ND AVENUE, SUITE 100
                             TUALATIN, OREGON 97062
                     (Name and Address of Agent for Service)

                                 (503) 885-9699
          (Telephone Number, Including Area Code, of Agent For Service)

                                 With a copy to:
                              GAVIN B. GROVER, ESQ.
                             MORRISON & FOERSTER LLP
                                425 MARKET STREET
                         SAN FRANCISCO, CALIFORNIA 94105
                                 (415) 268-7000

               --------------------------------------------------

                         CALCULATION OF REGISTRATION FEE


======================================================================================================================

Title of Each                                         Proposed                 Proposed
Class Of                                               Maximum                  Maximum
Securities                   Amount                   Offering                 Aggregate                Amount Of
To Be                        To Be                      Price                  Offering               Registration
Registered                   Registered               Per Unit (1)               Price                     Fee
--------------------------- -------------------- ----------------------- ---------------------- ----------------------


Common Stock, $0.001 par       1,476,400 (2)             $ 22.23              $ 32,820,372               $ 8,205.09
value per share
Common Stock, $0.001 par
value per share                  210,930 (3)             $ 22.23              $  4,688,974               $ 1,172.24
=========================== ==================== ======================= ====================== ======================


(1) Calculated solely for purposes of this offering under Rule 457(h) under the Securities Act of 1933, as amended, on the basis of the average of the high and low price per share of Digimarc Corporation's Common Stock on the Nasdaq National Market on July 10, 2001.

(2) To be issued in connection with the Digimarc Corporation Restated 1999 Stock Incentive Plan.

(3) To be issued in connection with the Digimarc Corporation 1999 Employee Stock Purchase Plan.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

      Pursuant to General Instruction E to Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement is filed to register 1,476,400 additional shares of the Common Stock, par value $.001 per share, of Digimarc Corporation (the "Company") reserved for issuance under the terms of the Digimarc Corporation Restated 1999 Stock Incentive Plan and to register 210,930 additional shares of the Company's Common Stock reserved for issuance under the terms of the Digimarc Corporation 1999 Employee Stock Purchase Plan. The contents of the Registration Statement on Form S-8 filed by the Company on July 24, 2000 (File No. 333-42042) and the contents of the Registrations Statement on Form S-8 filed by the Company on February 25, 2000 (File No. 333-31114) are incorporated by reference.

ITEM 8.    EXHIBITS.




       4.1      Second Amended and Restated Certificate of Incorporation of the
                Registrant (incorporated by reference to Exhibit 3.1 of Exhibits to Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2000, as filed with the Commission on November 14, 2000).

       4.2      Certificate of Amendment of Second Amended and Restated
                Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.2 of Exhibits to Registrant's Quarterly
                Report on Form 10-Q for the fiscal quarter ended September 30, 2000,, as filed with the Commission on November 14, 2000).

       4.3 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.3 of Exhibits to Registrant's Quarterly
                Report on Form 10-Q for the fiscal quarter ended September 30, 2000, as filed with the Commission on November 14, 2000).

       5.1      Opinion of Morrison & Foerster LLP.

       23.1     Consent of KPMG LLP, Independent Certified Public Accountants.

       23.2     Consent of Morrison & Foerster LLP (contained in Exhibit 5.1).

       24.1     Power of Attorney (see signature page of this Registration
                Statement).


                                   SIGNATURES

        Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Tualatin, State of Oregon, on the 12th day of July 2001.


                                      DIGIMARC CORPORATION


                                      By: /s/ BRUCE DAVIS
                                          ------------------
                                          Bruce Davis
                                          Chief Executive Officer


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints, severally and not jointly, Bruce Davis and E.K. Ranjit, with full power to act alone, as his or her true and lawful attorney-in-fact, with the power of substitution, for and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


             SIGNATURE                                       TITLE                                  DATE
             ---------                                       -----                                  ----


/s/ Bruce Davis                                Chief Executive Officer                           July 12, 2001
-----------------------                        and Director (Principal
Bruce Davis                                    Executive Officer)


/s/ E.K. Ranjit                                Chief Financial Officer                           July 12, 2001
---------------------------                    (Principal Financial Accounting
E.K. Ranjit                                    Officer) and Secretary


/s/ Geoffrey Rhoads                            Chief Technology Officer and                      July 12, 2001
-----------------------                        Director
Geoffrey Rhoads

/s/ Philip Monego                              Chairman of the Board of Directors                July 12, 2001
-----------------------
Philip Monego, Sr.


                                      II-2



/s/ Brian J. Grossi                            Director                                          July 12, 2001
---------------------------
Brian J. Grossi

/s/ Alty van Luijt                             Director                                          July 12, 2001
---------------------------
Alty van Luijt

/s/ Peter Smith                                Director                                          July 12, 2001
---------------------------
Peter Smith

                                               Director                                          July 12, 2001
---------------------------
John Taysom

/s/ William A. Krepick                         Director                                          July 12, 2001
---------------------------
William A. Krepick


EXHIBIT INDEX


   EXHIBIT
   NUMBER                          DESCRIPTION
   ------                          -----------



       4.1      Second Amended and Restated Certificate of Incorporation of the
                Registrant (incorporated by reference to Exhibit 3.1 of Exhibits to Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2000, as filed with the Commission on November 14, 2000).

       4.2      Certificate of Amendment of Second Amended and Restated
                Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.2 of Exhibits to Registrant's Quarterly
                Report on Form 10-Q for the fiscal quarter ended September 30, 2000, as filed with the Commission on November 14, 2000).

       4.3 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.3 of Exhibits to Registrant's Quarterly
                Report on Form 10-Q for the fiscal quarter ended September 30, 2000, as filed with the Commission on November 14, 2000).

       5.1      Opinion of Morrison & Foerster LLP.

       23.1     Consent of KPMG LLP, Independent Certified Public Accountants.

       23.2     Consent of Morrison & Foerster LLP (contained in Exhibit 5.1).

       24.1     Power of Attorney (see signature page of this Registration Statement).

